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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foster Wheeler Ltd. (the “Company”) on Form 10-K for the period ended December 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I John T. La Duc, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: March 3, 2006	/s/ JOHN T. LA DUC
John T. La Duc
Executive Vice President and Chief
Financial Officer